UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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AMERICAN DG ENERGY INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AMERICAN DG ENERGY INC.
45 First Avenue
Waltham, Massachusetts 02451

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

To be held on May 26, 2011

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on May 26, 2011
The Proxy Statement and 2010 Annual Report are available at www.americandg.com

To the Stockholders of American DG Energy Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting, or the Annual Meeting, of Stockholders of American DG Energy Inc., a Delaware corporation or the company, we, our or us, will be held at the company’s corporate headquarters at 45 First Avenue, Waltham, Massachusetts, on Thursday, May 26, 2011 at 1:00 p.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.	To elect six (6) directors of the company to serve a term of one (1) year or until their successors are duly elected and qualified;

2.
To ratify the selection by the Audit Committee of our Board of Directors, or the Board, of the firm of McGladrey & Pullen, LLP., or McGladrey, as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements of the Annual Meeting.

Only stockholders of record at the close of business on April 15, 2011 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the secretary of the company, 45 First Avenue, Waltham, Massachusetts 02451, for a period of ten (10) days prior to the Annual Meeting.

The Proxy Statement and form of proxy, together with a copy of the company's annual report for the fiscal year ended December 31, 2010, containing consolidated financial statements, is being sent to stockholders on April 27, 2011. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the Annual Meeting and further information regarding each proposal to be made.

Whether or not you intend to attend the meeting in person, please ensure that your shares of the company’s common stock are present and voted at the meeting by submitting your instructions by telephone, the Internet, or in writing by completing, signing, dating and returning the enclosed proxy card to our tabulation agent in the enclosed, self-addressed envelope, which requires no postage if mailed in the United States.

Directions to the Annual Meeting are available by calling Investor Relations at (781) 622-1117.

By Order of the Board,

John N. Hatsopoulos
Chief Executive Officer

Waltham, Massachusetts
April 27, 2011

AMERICAN DG ENERGY INC.
45 First Avenue
Waltham, Massachusetts 02451

PROXY STATEMENT FOR THE
2011 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:           Who is soliciting my proxy?

A:           The Board.

Q:           Where and when is the Annual Meeting?

A:	The Annual Meeting will be held at our corporate offices located at 45 First Avenue, Waltham, Massachusetts, 02451, on May 26, 2011 at 1:00 p.m. local time.

Q:           Who can vote at the Annual Meeting?

A:
All shareholders of record at the close of business on April 15, 2011, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. If on that date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. If on that date, your shares were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent. As of the close of business on the record date, 45,598,029 shares of our common stock were outstanding.

Q:           What constitutes a quorum for the meeting?

A:
A quorum is required for shareholders to conduct business at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to establish a quorum at the meeting. On the record date, April 15, 2011, there were 45,598,029 shares of our common stock outstanding. Shares present, in person or by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal, and broker non-votes (where a broker submits a properly executed proxy but does not have authority to vote a customer’s shares) on any proposal will be considered present at the meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each of these categories will be tabulated separately.

Q:           What am I voting on?

A:           You are voting on the following proposals:
1.	To elect six (6) directors of the company to serve a term of one (1) year or until their successors are duly elected and qualified;
2.	To ratify the selection by the Audit Committee of our Board of the firm of McGladrey, as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and
3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements of the Annual Meeting.

Q:           How many votes do I have and how are votes counted?

A:
Each share of our common stock is entitled to one vote on matters brought before the Annual Meeting. The shares represented by the proxy will be voted at the Annual Meeting by the proxy holder as specified by the person solicited.

Q:           My shares are held in the “street name.” Will my broker vote my shares?

A:
If you hold your shares in “street name,” your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific instructions on such a matter, your shares may not be voted. Shares of common stock represented by “broker non-votes” will, however, be counted in determining whether there is a quorum.

Q:           Will abstentions and broker non-votes affect the voting results?

A:
Abstentions will be counted by the election inspector towards determining whether a quorum is present. With respect to Proposal 2, which requires approval of a majority of shares entitled to vote and represented in person or by proxy, abstentions will have the same effect as voting against the proposal. With respect to Proposal 1, for which each nominee must receive a plurality of shares entitled to vote and represented in person or by proxy, abstentions will have no legal effect on the outcome of the vote. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Brokers only possess discretionary power over matters that are considered routine, such as the uncontested election of directors described in Proposal 1 or the approval of auditors described in Proposal 2. In contrast, brokers do not have discretionary authority to vote shares held in “street name” on non-routine matters without your instructions. Broker non-votes will be counted by the election inspector towards determining whether a quorum is present. Broker non-votes will not be counted as present and entitled to vote on a particular proposal and therefore will have no effect on the outcome of the vote on any proposal. Stockholders are advised to forward their voting instructions promptly so as to afford brokers sufficient time to process such instructions.

Q:           How does the Board recommend that I vote on the proposals?

A:
The Board recommends that you vote “FOR”: (1) to elect six (6) directors of the company to serve a term of one (1) year or until their successors are duly elected and qualified; and (2) to ratify the selection by the Audit Committee of our Board of the firm of McGladrey as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

Q:           What should I do now?

A:
Carefully read this document and indicate on the proxy card how you want to vote. Sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible. You should indicate your vote now even if you expect to attend the Annual Meeting and vote in person. Indicating your vote now will not prevent you from later canceling or revoking your proxy, right up to the day of the Annual Meeting and will ensure that your shares are voted if you later find you cannot attend the Annual Meeting.

Q:           Can I change my vote after I have mailed my signed proxy card?

A:
Yes. You can change your vote in one of three ways, at any time before your proxy is voted at the Annual Meeting, by (a) revoking your proxy by written notice to our Corporate Secretary stating that you would like to revoke your proxy, (b) completing and submitting a new proxy card bearing a later date, or (c) attending the Annual Meeting and voting in person.

Q:	Who will bear the cost of this solicitation?

A:
The company will pay for the cost of soliciting proxies and may reimburse brokerage firms and others for their expenses in forwarding solicitation material. Solicitation will be made primarily through the use of the mail but our regular employees may, without additional compensation, solicit proxies personally by telephone, e-mail or fax.

Q:	Whom should I contact with questions?

A:
If you have any questions of if you need additional copies of this Proxy Statement or the enclosed proxy card, or if you have other questions about the proposals or how to vote your shares, you may contact Anthony S. Loumidis, Chief Financial Officer, American DG Energy Inc., 45 First Avenue, Waltham, Massachusetts, 02451, telephone number (781) 622-1117.

 GENERAL INFORMATION ABOUT THE MEETING

The close of business on April 15, 2011 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. On that date, the company's outstanding voting securities consisted of 45,598,029 shares of common stock.

Holders of a majority of the company's outstanding securities entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person or by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

Shares that are voted “FOR,” “AGAINST,” “WITHHOLD AUTHORITY” or “ABSTAIN” will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker “non-votes” (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will also be counted as present for purposes of determining the presence of a quorum.

Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a vote against such proposals. Because directors are elected by a plurality of the votes of the shares represented at the Annual Meeting, abstentions will have no effect on the outcome of the election of directors. Although broker non-votes will be counted for the purpose of determining the presence of a quorum, broker non-votes will not be counted for the purpose of determining the number of shares voted on the proposals submitted to stockholders. Accordingly, broker non-votes will have no effect on the outcome of a vote on any of the proposals.

Whether or not you are able to attend the Annual Meeting, the company urges you to submit your proxy, which is solicited by the Board. You are urged to give instructions as to how to vote your shares. All properly executed proxies delivered pursuant to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the directions given.

We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the persons designated in the enclosed proxy, or the Proxy Agents, will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

You may revoke your proxy at any time prior to its use by (a) delivering a written notice of revocation to the Corporate Secretary of the company, (b) filing a duly executed proxy bearing a later date with the company or (c) attending the Annual Meeting and voting in person.

Caturano and Company, Inc., or Caturano, acted as the company’s independent auditor continuously since 2006 and up until September 16, 2010. Caturano was acquired in 2010 by McGladrey and in connection with the acquisition, Caturano resigned on September 16, 2010 as the Company’s independent auditors for the fiscal year ended December 31, 2010. On September 16, 2010, the company’s audit committee appointed McGladrey as the company’s independent registered public accounting firm for the fiscal year ended December 31, 2010. Caturano was not present at the company’s Annual Meeting in 2010, and we do not expect McGladrey to be present at the company’s Annual Meeting in 2011.

The costs of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and the proxy will be borne by the company. The company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the company's voting securities. The company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of the company's directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile. Except as described above, the company does not intend to solicit proxies other than by mail.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Subject to the rights of holders of any series of preferred stock to elect directors, the number of directors of the company is established by the Board. The exact number of directors is currently set at six (6) by resolution of the Board. The directors are elected to serve for one (1) year terms, with the term of directors expiring each year at the Annual Meeting; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal.

At the Annual Meeting, six (6) individuals will be elected as directors, each to serve for a one (1) year term or until his successor is duly elected and qualified. The Board has nominated George N. Hatsopoulos, John N. Hatsopoulos, Earl R. Lewis, Charles T. Maxwell, Deanna M. Petersen and Francis A. Mlynarczyk, Jr. for election as directors at the Annual Meeting.

The Board knows of no reason why the nominees would be unable or unwilling to serve, but if either nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board may recommend in the place of such nominee.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” approval of the nominees for election as members of the Board.

Voting Information

Proxies solicited by the Board will, unless otherwise directed, be voted to elect the nominees proposed by the Board. A stockholder submitting a proxy may vote for the nominees for election to the Board or may withhold his or her vote from such nominees. Each stockholder will be entitled to one (1) vote for each share of common stock held by the stockholder on the record date. Directors are elected by a plurality of votes, and, therefore, if a quorum is present and voting, the five nominees receiving the highest number of affirmative votes will be elected to the Board. Abstentions and broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares “FOR” the nominees unless instructions to the contrary are indicated in the enclosed proxy.

Each nominee has agreed to serve the company as a director if elected. However, should a nominee become unwilling or unable to serve if elected, the Proxy Agents will exercise their voting power in favor of such other person as the Board may recommend. The company's Amended and Restated Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Nominees and Incumbent Directors

Set forth below are the names of the persons nominated as directors and incumbent directors, their ages, their offices in the company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which they currently hold directorships or have held directorships during the past five years. We have also presented information below regarding each director’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director.

Incumbent Directors Whose Terms of Office Will Expire at the 2012 Annual Meeting

George N. Hatsopoulos, age 84, has been our Chairman of the Board since the organization of the company in July 2001. He is the founder and CEO of Pharos, LLC, an organization devoted to the creation of leading edge business ventures, and since 2000 a director of Tecogen Inc., an affiliate of the company, and since 2009 a director of Ilios Inc., an affiliate of the company. He is the founder and chairman emeritus of Thermo Electron Corporation, which is now Thermo Fisher Scientific (NYSE: TMO), and served as Chairman and CEO since its founding in 1956 until his retirement from those positions in 1999. Dr. Hatsopoulos has served on the board of the Federal Reserve Bank of Boston, including a term as chairman. He was a member of the Securities and Exchange Commission Advisory Committee on Capital Formation and Regulatory Process, the Advisory Committee of the U.S. Export-Import Bank, and the boards of various corporations and institutions. Dr. Hatsopoulos is a fellow of the American Academy of Arts and Sciences, the American Society of Mechanical Engineers and other scientific and technical organizations. He is the recipient of numerous honors and awards in engineering, science, industry and academics, has authored over 60 articles in professional journals, and is the principal author of textbooks on thermodynamics and thermionic energy conversion. Dr. Hatsopoulos has been a faculty member and senior lecturer at Massachusetts Institute of Technology, or MIT, and continues his association with the Institute as a Life Member of the Corporation. Dr. Hatsopoulos holds bachelors, masters and doctorate degrees from MIT – all in mechanical engineering.

Our board of directors has determined that Mr. Hatsopoulos’s prior experience as founder, chairman and CEO of Thermo Electron Corporation, where he demonstrated leadership capability and garnered extensive expertise involving complex financial matters, and his extensive knowledge of complex financial and operational issues qualify him to be a member of the board of directors in light of the company’s business and structure.

John N. Hatsopoulos, age 77, has been the Chief Executive Officer of the company since the organization of the company in July 2001. Since 2000 he has been the Chief Executive Officer and a director of Tecogen Inc., an affiliate of the company, which is a manufacturer of natural gas, engine-driven commercial and industrial cooling and cogeneration systems. Since 2000 he has also been a Partner and Managing Director of Alexandros Partners LLC since 2000, a financial advisory firm providing consulting services to early stage entrepreneurial ventures. Mr. Hatsopoulos is a co-founder of Thermo Electron Corporation, which is now Thermo Fisher Scientific (NYSE: TMO), and the retired President and Vice Chairman of the board of directors of that company. He is a member of the board of directors of EuroSite Power Inc., a subsidiary of the company, Ilios Inc., an affiliate of the company, Agenus Inc. (NASDAQ: AGEN), American CareSource Holdings, Inc. (NASDAQ: ANCI), TEI Biosciences Inc., and is a former “Member of the Corporation” for Northeastern University. Mr. Hatsopoulos graduated from Athens College in Greece, and holds a bachelor’s degree in history and mathematics from Northeastern University as well as honorary doctorates in business administration from Boston College and Northeastern University.

Our board of directors has determined that Mr. Hatsopoulos’s prior experience as co-founder, president and CFO of Thermo Electron Corporation, where he demonstrated leadership capability and garnered extensive expertise involving complex financial matters, and his extensive knowledge of complex financial and operational issues qualify him to be a member of the board of directors in light of the company’s business and structure.

Earl R. Lewis, age 67, became a member of our Board in September 2005.  He is Chairman of the Board, Chief Executive Officer and President of FLIR Systems Inc. (NASDAQ: FLIR), a manufacturer of infrared cameras, night vision and thermal imaging systems. Previously, Mr. Lewis was CEO and President of Thermo Instrument Systems Inc., a publicly held subsidiary of Thermo Electron Corporation, which is now Thermo Fisher Scientific (NYSE: TMO), from 1998 to 2000, and held various senior management positions within Thermo Electron Corporation since 1984. Mr. Lewis is a member of the board of directors of Harvard Bioscience Inc. (NASDAQ: HBIO), Nxstage Medical, Inc. (NASDAQ:NXTM), and a Trustee of Clarkson University and New Hampton School. Mr. Lewis holds a Bachelor of Science degree from Clarkson University and has attended post-graduate programs at the University of Buffalo, Northeastern University and Harvard University.

Our board of directors has determined that Mr. Lewis’s prior experience in senior operating positions at Thermo Electron Corporation, where he demonstrated leadership capability and garnered extensive expertise involving complex financial matters and his extensive experience as a director of public companies qualify him to be a member of the board of directors in light of the company’s business and structure.

Charles T. Maxwell, age 79, has been a member of our Board since 2001. He is a widely recognized expert in the energy sector, with over 40 years of experience with major oil companies and investment banking firms. He is currently Senior Energy Analyst with Weeden & Co. of Greenwich, Connecticut, where he advises financial institutions on where returns are likely to be highest in the oil and gas industry and which companies will achieve them. Since the early 1980’s, he has been an active member of an Oxford-based organization comprised of the Organization of Petroleum Exporting Countries (“OPEC”) and other industry executives from 30 countries who meet twice annually to analyze trends within the global energy industries and markets. He is a member of the board of directors of Chesapeake Energy Corp. (NYSE: CHK) and Tecogen Inc., an affiliate of the company. Mr. Maxwell graduated cum laude in political sciences from Princeton University as a Jadwin Scholar and holds a B.A. from Oxford University as a Marshall Scholar in Middle East languages and history.

Our board of directors has determined that Mr. Maxwell’s prior experience in the energy sector and his extensive experience as a director of public companies qualifies him to be a member of the board of directors in light of the company’s business and structure.

Deanna M. Petersen, age 49, has been a member of our Board since 2010. She is Vice President of Business Development for Shire Human Genetic Therapies (NASDAQ: SHPGY), where she initiates and manages partnering, licensing and merger and acquisition activities worldwide. Previously, Ms. Petersen was Vice President of Business Development for Agenus Inc. (NASDAQ: AGEN) and Coley Pharmaceutical Group, Inc. Ms. Petersen is on the Board of Directors for the Massachusetts Biotechnology Association and was previously the Treasurer on the Board of Directors for the Healthcare Businesswomen’s Association, Boston Chapter. Ms. Petersen holds a Bachelor of Science in Biology from Iowa State University and a Master of Business Administration from The University of Iowa.

Our board of directors has determined that Ms. Petersen’s prior experience in senior operating positions at various companies, where she demonstrated leadership capability and garnered extensive expertise involving complex financial matters, qualify her to be a member of the board of directors in light of the company’s business and structure.

Francis A. Mlynarczyk, Jr., 68, has been a member of our Board since 2010. He is a founding member and chief executive officer of Scarsdale Equities LLC, a New York City based FINRA member firm that began operating in 2005. From 1993 to 2005 he was chief operating officer of Brimberg & Co., L.P., a registered broker/dealer. He began his career in the investment management group of Citibank, N.A. in 1969. Mr. Mlynarczyk received a Ph.D. in financial accounting and control in 1969, an M.S. in industrial administration in 1965, and a B.S. in aeronautical and engineering sciences in 1964, all from Purdue University. He is a member of the New York Society of Security Analysts, and the CFA Institute.

Our board of directors has determined that Mr. Mlynarczyk’s prior experience in senior operating positions at various companies, where he demonstrated leadership capability and garnered extensive expertise involving complex financial matters, qualify him to be a member of the board of directors in light of the company’s business and structure.

There are no family relationships among members of our Board, other than Dr. George N. Hatsopoulos and Mr. John N. Hatsopoulos, who are brothers. There are no family relationships among our executive officers. Each executive officer is elected or appointed by, and serves at the discretion of, our Board. The elected officers of the company will hold office until their successors are duly elected and qualified, or until their earlier resignation or removal. All members of our Board, with the exception of Mr. Mlynarczyk who was appointed to our Board at a later date, attended our 2010 Annual Meeting.

Director Nomination Process

The Nominating and Governance Committee will consider recommendations for candidates to the Board from stockholders holding no less than 2% of the outstanding shares of the company’s voting securities continuously for at least 12 months prior to the date of the submission of the recommendation for nomination. A stockholder that desires to recommend a candidate for election to the Board shall direct the recommendation in writing to American DG Energy Inc., attention: Corporate Secretary, 45 First Avenue, Waltham, Massachusetts, 02451, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the company within the last three years and evidence of the nominating person’s ownership of company stock, a statement from the recommending stockholder in support of the candidate, references, particularly within the context of the criteria for Board membership, including issues of character, diversity, skills, judgment, age, independence, industry experience, expertise, corporate experience, length of service, other commitments and the like, and a written indication by the candidate of her/his willingness to serve, if elected.

The Nominating Committee seeks to nominate director candidates who bring diverse experiences and perspectives to our Board.  In evaluating candidates, the Nominating Committee’s practice is to consider, among other things, diversity with respect to business experiences, the candidate’s range of experiences with public companies, diversity of gender, race and national origin, education and differences in viewpoints and skills. The Nominating Committee has not formalized this practice into a written policy.  Evaluations of potential candidates generally involve a review of the candidate’s background and credentials by the Nominating Committee, interviews with members of the Board/Nominating Committee, the Board/Nominating Committee as a whole, or one or more other Board/Nominating Committee members, and discussions of the Nominating Committee and the Board.

The Nominating and Governance Committees have assessed our practices with respect to diversity to be effective, in that our practices encourage consideration of a wide range of factors that are relevant to a candidate’s value to our Board, while providing our Nominating Committee with flexibility in the director search and nomination process.

The Nominating and Governance Committee has not formally adopted any specific, minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess. The Nominating and Governance Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (1) are predominantly independent, (2) are of high integrity, (3) have or have had experience in positions with a high degree of responsibility, (4) are or were leaders in the companies or institutions with which they are or were affiliated, (5) have qualifications that will increase overall Board effectiveness and (vi) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members. In order to identify and evaluate nominees for director, the Nominating and Governance Committee regularly reviews the current composition and size of the Board, reviews qualifications of nominees, evaluates the performance of the Board as a whole, evaluates the performance and qualifications of individual members of the Board eligible for re-election at the annual meeting of stockholders, considers such factors as: character; diversity; skills; judgment; age; independence; industry experience; expertise; corporate experience; length of service; other commitments and the like; and the general needs of the Board, including applicable independence requirements. The Nominating and Governance Committee considers each individual candidate in the context of the current perceived needs of the Board as a whole. The Nominating and Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination. All of the members of the Board participate in the consideration of director nominations.

Director Independence

The company requires that a majority of our Board to be “independent” within the meaning of the NYSE  Amex listing requirements including, in the judgment of the Board, the requirement that such directors have no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). The Board has adopted the following standards to assist it in determining whether a director has a material relationship with the company. Under these standards, a director will not be considered to have a material relationship with the company if he or she is not:

•
A director who is a current employee, or whose immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues;

•	A director who is (or was within the last three years) an employee, or whose immediate family member is (or was within the last three years) an executive officer, of the company;

•
A director who has received, or whose immediate family member has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•
(A) a director who is, or whose immediate family member is, a current partner of a firm that is the company’s internal or external auditor; (B) a director who is a current employee of a firm that is the company’s internal or external auditor; (C) a director whose immediate family member is a current employee of a firm that is the company’s internal or external auditor and personally works on the company’s audit; or (D) a director who was, or whose immediate family member was, within the last three years (but is no longer) a partner or employee of a firm that is the company’s internal or external auditor and personally worked on the company’s audit within that time;

•
A director who is (or was within the last three years), or whose immediate family member is (or was within the last three years), an executive officer of another company where any of the company’s current executive officers at the same time serve or served on the other company’s compensation committee;

•
A director who is (or was within the last three years) an executive officer of another company that is indebted to the company, or to which the company is indebted, in an amount that exceeds one percent (1%) of the total consolidated assets of the other company; and

•
A director who is a current executive officer of a tax exempt organization that, within the last three years, received discretionary contributions from the company in an amount that, in any single fiscal year, exceeded the greater of $1 million or 2% of such tax exempt organization’s consolidated gross revenues. (Any automatic matching by the company of employee charitable contributions will not be included in the amount of the company’s contributions for this purpose.)

Ownership of a significant amount of the company’s stock, by itself, does not constitute a material relationship. For relationships not covered by these standards, the determination of whether a material relationship exists shall be made by the other members of the Board who are independent (as defined above).

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman in recognition of the differences between the two roles. Our Chief Executive Officer is responsible for setting the strategic direction for the Company and the overall leadership and performance of the Company. Our Chairman provides guidance to the Chief Executive Officer, sets the agenda for Board meetings, presides over meetings of the full Board and leads all executive meetings of the independent directors. We are a small company with a small management team, and we feel the separation of these roles enhances high-level attention to our business.

Our Chairman, Dr. George N. Hatsopoulos is the founder and chairman emeritus of Thermo Electron Corporation, which is now Thermo Fisher Scientific (NYSE: TMO), he has served on the board of the Federal Reserve Bank of Boston, including a term as chairman. He was a member of the Securities and Exchange Commission Advisory Committee on Capital Formation and Regulatory Process, the Advisory Committee of the U.S. Export-Import Bank, and the boards of various corporations and institutions. In 1996, Dr. Hatsopoulos won the John Fritz Medal, which is the highest American award in the engineering profession and presented each year for scientific or industrial achievement in any field of pure or applied science. In 1997 he was awarded the 3rd Annual Heinz Award in Technology, the Economy and Employment. Dr. Hatsopoulos provides “high-level” guidance to our Chief Executive Officer, John N. Hatsopoulos, his brother, in the field of engineering, science, thermodynamics and thermionic energy conversion, which is the basis of our combined heat and power system. Our Chief Executive Officer, John Hatsopoulos, has a background in operations and finance and is responsible for setting the strategic direction for the company and the overall leadership and performance of the company. The Chairman’s role includes high level supervision over the strategic direction of the company, which is the primary responsibility of the Chief Executive Officer. In our case, we have two highly experienced and distinguished individuals performing distinct high level supervisory and executive functions for the company.

Our Board’s Role in Risk Oversight

Our Board oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our Board and its committees is to oversee the risk management activities of management. The Audit Committee assists the board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and, in accordance with NYSE Amex requirements, discusses policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the company’s exposure to risk is handled. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors, and corporate governance.

In December 2010, our management conducted an assessment of the risks associated with our compensation policies and practices. This process included a review of our compensation programs, a discussion of the types of practices that could be reasonably likely to create material risks, and an analysis of the potential effects on the Company on related risks as a whole.

Although we reviewed all of our compensation programs, we paid particular attention to programs involving incentive-based payouts and programs that involve our executive officers. During the course of our assessment, we consulted with the Compensation Committee of our Board of Directors.

We believe that our compensation programs are designed to create appropriate incentives without encouraging excessive risk taking by our employees. In this regard, our compensation structure contains various features intended to mitigate risk.  For example:

•	None of our executive officers receives any performance-based compensation or incentive payments.

•
A portion of the compensation package for our sales-based employees consists of commissions for units sold and installed, which package is designed to link an appropriate portion of compensation to long-term performance, while providing a balanced compensation model overall.

•
The Compensation Committee oversees our compensation policies and practices and is responsible for reviewing and approving executive compensation, annual incentive compensation plans applicable to sales employees and other compensation plans.

Our Compensation Committee, in its evaluation, determined that the company does not employ any compensation plans or practices that create incentives for employees to deliver short-term profits at the expense of generating systematic risks for the company.  Based on this and the assessment described above, we have concluded that the risks associated with our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Meetings and Committees of the Board

The Board currently has three (3) committees: an Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, or the Exchange Act, a Compensation Committee and a Nominating and Governance Committee. The following describes each committee, its current membership, the number of meetings held during fiscal 2010, and its function. All members of these committees are non-employee directors.

The Board held three (3) meetings during the fiscal year ended December 31, 2010. Mr. Lewis and Mr. Maxwell attended all meetings of the Board during their term, Mr. Mlynarczyk attended two meetings of the Board during his term and Ms. Petersen attended one meeting of the Board during her term. The Board has determined that all of its directors, other than Mr. George N. Hatsopoulos and Mr. John N. Hatsopoulos, are “independent” for purposes of the rules and regulations of the Securities and Exchange Commission, or the SEC, and NYSE Amex listing standards.

The members of the Audit Committee are Mr. Lewis, Mr. Maxwell and Ms. Petersen. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2010. The functions of the Audit Committee include reviewing and supervising the financial controls of the company, appointing, compensating and overseeing the work of the independent auditors, reviewing the books and accounts of the company, meeting with the officers of the company regarding the company's financial controls, acting upon recommendations of the independent auditors and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the company. The Board has determined that the members of the Audit Committee are “independent” under SEC and NYSE Amex listing standards.  The Board has determined that Earl R. Lewis qualifies as an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K. The charter of the Audit Committee is available on the company’s website at www.americandg.com.

The members of the Compensation Committee are Mr. Maxwell and Ms. Petersen. The Compensation Committee held one (1) meeting during the fiscal year ended December 31, 2010. The Compensation Committee's functions include reviewing with management cash and other compensation policies for employees, making recommendations to the Board regarding compensation matters and determining compensation for the Chief Executive Officer. The Board has adopted a written charter for the Compensation Committee, which is posted on our website at www.americandg.com. The Board has determined that the members of the Compensation Committee are “independent” for purposes of SEC and NYSE Amex rules. Our Chief Executive Officer has been instrumental in the design and recommendation to the compensation committee of compensation plans and awards for our directors and executive officers including our President, Chief Operating Officer and Chief Financial Officer. All compensation decisions for the Chief Executive Officer and all other executive officers are reviewed and approved by the Compensation Committee, subject to ratification by the Board. The charter of the Compensation Committee is available on the company’s website at www.americandg.com.

The members of the Nominating and Governance Committee are Mr. Lewis, Mr. Maxwell and Ms. Petersen. The Nominating and Governance Committee held one (1) meeting during the fiscal year ended December 31, 2010. The Nominating and Governance Committee functions are to identify persons qualified to serve as members of the Board, to recommend to the Board persons to be nominated by the Board for election as directors at the annual meeting of stockholders and persons to be elected by the Board to fill any vacancies, and recommend to the Board the directors to be appointed to each of its committees. In addition, the Nominating and Governance Committee is responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the company (as well as reviewing and reassessing the adequacy of such guidelines as it deems appropriate from time to time) and overseeing the annual self-evaluation of the Board. The charter of the Nominating and Governance Committee is available on the company’s website at www.americandg.com.

The company encourages all incumbent directors and nominees for election as director to attend the annual meeting of stockholders. The company, however, does not have a formal policy in place regarding Board members’ attendance at annual meetings of the stockholders of the company.

Stockholder Communications with the Board

A stockholder that desires to communicate directly with the Board or one or more of its members concerning the affairs of the company shall direct the communication in written correspondence by letter to American DG Energy Inc., attention Corporate Secretary, 45 First Avenue, Waltham, Massachusetts, 02451. If such communication is intended for some but not all of the members of the Board, the mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication”. The Corporate Secretary has been authorized to screen commercial solicitations and materials which pose security risks, are unrelated to the business or governance of the company, or are otherwise inappropriate. All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all or individual members of the Board. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board of directors or its compensation committee. None of the current members of the compensation committee of our board of directors has ever been one of our employees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 26, 2011, certain information with respect to the beneficial ownership of the company's voting securities by (1) any person (including any “group” as set forth in Section 13(d)(3) of the Exchange Act known by us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, (2) each director, (3) each of the named executive officers and (4) all of our current directors and executive officers as a group. The percentages in the following table are based on 45,598,029 shares of common stock issued and outstanding as of April 26, 2011.

	Number of	%
	Shares	of Shares
Name and address of	Beneficially	Beneficially
beneficial owner (1)	Owned	Owned

5% Stockholders:
John N. Hatsopoulos (2)	4,490,925	9.85%
George N. Hatsopoulos (3)	6,747,825	14.80%
In Holdings Corp. (4)	3,768,821	8.27%
Nettlestone Enterprises Limited (5)	3,548,140	7.78%

Directors & Officers:
John N. Hatsopoulos (2)	4,490,925	9.85%
George N. Hatsopoulos (3)	6,747,825	14.80%
Barry J. Sanders (6)	1,008,000	2.18%
Charles T. Maxwell (7)	444,339	0.97%
Anthony S. Loumidis (8)	325,000	0.71%
Earl R. Lewis (9)	205,000	0.45%
Deanna M. Petersen	-	0.00%
Francis A. Mlynarczyk, Jr.	-	0.00%

All executive officers and directors as a group (8 persons)	13,221,089	28.34%

(1)	The address of the officers and directors listed in the table above is: c/o American DG Energy Inc., 45 First Avenue, Waltham, Massachusetts, 02451.
(2)
Includes: (a) 3,317,830 shares of common stock, par value $0.001 per share, held by John Hatsopoulos and his wife, Patricia Hatsopoulos, as joint tenants with rights of survivorship, each of whom share voting and investment power; and (b) 1,173,095 shares of common stock directly held by Mr. Hatsopoulos. This amount does not include 4,713,570 shares of common stock held by The John N. Hatsopoulos Family Trust 2007 for the benefit of: (1) Patricia L. Hatsopoulos, (2) Alexander J. Hatsopoulos, and (3) Nia Marie Hatsopoulos, for which Mr. George N. Hatsopoulos and Mrs. Patricia L. Hatsopoulos are the trustees; Mr. Hatsopoulos disclaims beneficial ownership of the shares held by this trust.

(3)
Includes: (a) 500,000 shares of common stock, par value $0.001 per share, held by George Hatsopoulos and his wife, Daphne Hatsopoulos, as joint tenants, each of whom share voting and investment power;  (b) 5,717,609 shares of common stock held by The George N. Hatsopoulos Qualified Annuity Trust – 2009 for the benefit of (1) Nicholas Hatsopoulos under Article IV of the Hatsopoulos 1994 Family Trust under instrument of trust dated December 29, 1994, and (2) Marina Hatsopoulos under Article IV of the Hatsopoulos 1994 Family Trust under instrument of trust dated December 29, 1994, for which Mr. Hatsopoulos is the trustee; and (c) 530,216 shares of common stock directly held by Mr. Hatsopoulos. This amount does not include 2,272,391 shares held in the 1994 Hatsopoulos Family Trust for the benefit of Mr. and Mrs. Hatsopoulos’s adult children, for which Mrs. Daphne Hatsopoulos and Mr. Gordon Erhlich are the trustees. Mr. Hatsopoulos disclaims beneficial ownership of the shares held by this trust.

(4)
Includes 3,768,821 shares of common stock, par value $0.001 per share held by In Holdings Corp. The address for In Holdings Corp. is: Calle 50 No. 2, Edif Universal Planta Baja, Apartado 0816-02580, Republic of Panama. This information was obtained from Schedule 13G filed with the Securities and Exchange Commission on February 3, 2011.

(5)
Includes 3,548,140 shares of common stock, par value $0.001 per share held by Nettlestone Enterprises Limited. The address of Nettlestone Enterprises Limited: P.O. Box 665 Roseneath, The Grange, St. Peter Port, Guernsey GY1-3SJ, Channel Islands, UK. This information was obtained from Schedule 13G filed with the Securities and Exchange Commission on February 3, 2011.

(6)	Includes: (a) 350,000 shares of common stock par value $0.001 per share; and (b) options to purchase 658,000 shares of common stock exercisable within 60 days of April 27, 2011.
(7)	Includes: (a) 344,339 shares of common stock par value $0.001 per share; and (b) options to purchase 100,000 shares of common stock exercisable within 60 days of April 27, 2011.
(8)	Includes: (a) 130,000 shares of common stock par value $0.001 per share; and (b) options to purchase 195,000 shares of common stock exercisable within 60 days of April 27, 2011.
(9)	Includes: (a) 105,000 shares of common stock par value $0.001 per share; and (b) options to purchase 100,000 shares of common stock exercisable within 60 days of April 27, 2011.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following sets forth certain information regarding our executive officers as of December 31, 2010.

Name	Age	Position(s)

John N. Hatsopoulos	77	Chief Executive Officer and Director
Barry J. Sanders	50	President and Chief Operating Officer
Anthony S. Loumidis	46	Chief Financial Officer, Secretary and Treasurer

John N. Hatsopoulos, age 77, has been the Chief Executive Officer of the company since the organization of the company in July 2001. Since 2000 he has been the Chief Executive Officer and a director of Tecogen Inc., an affiliate of the company, which is a manufacturer of natural gas, engine-driven commercial and industrial cooling and cogeneration systems. Since 2000 he has also been a Partner and Managing Director of Alexandros Partners LLC since 2000, a financial advisory firm providing consulting services to early stage entrepreneurial ventures. Mr. Hatsopoulos is a co-founder of Thermo Electron Corporation, which is now Thermo Fisher Scientific (NYSE: TMO), and the retired President and Vice Chairman of the board of directors of that company. He is a member of the board of directors of EuroSite Power Inc., a subsidiary of the company, Ilios Inc., an affiliate of the company, Agenus Inc. (NASDAQ: AGEN), American CareSource Holdings, Inc. (NASDAQ: ANCI), TEI Biosciences Inc., and is a former “Member of the Corporation” for Northeastern University. Mr. Hatsopoulos graduated from Athens College in Greece, and holds a bachelor’s degree in history and mathematics from Northeastern University as well as honorary doctorates in business administration from Boston College and Northeastern University.

Barry J. Sanders has been our President and Chief Operating Officer since 2001. Since 2009 he has also been the Chairman of the Board of Directors of Ilios Inc., an affiliate of the company, which is a high-efficiency heating products company, and since 2010, the Chief Executive Officer of EuroSite Power Inc., a subsidiary of the company. From 1992 to 2001, Mr. Sanders served as Executive Vice President of Micrologic, Inc., an equipment asset management company where he directed the company’s business-to-business group. From 1990 to 1992, he was the Marketing Manager at Andover Controls Corp., a building automation systems company, and from 1988 to 1990 he was at Tecogen, an affiliate of the company, where he directed the successful introduction of that company’s distributed generation chiller products. Mr. Sanders has also managed research and development projects for the New York State Energy Research and Development Authority in Albany, New York, where he created the University-Industry Energy Research Program to accelerate commercialization of new technologies. Mr. Sanders holds a bachelor’s degree in chemical engineering from the University of Rochester and a master’s of business administration degree in marketing from Rensselaer Polytechnic Institute.

Anthony S. Loumidis has been our Chief Financial Officer since 2004 and our Treasurer since 2001. Mr. Loumidis devotes approximately half of his business time to the affairs of the company. Since 2010 he has been the Chief Financial Officer of EuroSite Power Inc., a subsidiary of the company, and since 2006 he has been the Chief Financial Officer of GlenRose Instruments Inc., a company that provides analytical services to the federal government and its prime contractors. Since 2001 he has also been the Vice President and Treasurer of Tecogen Inc., an affiliate of the company which is a manufacturer of natural gas, engine-driven commercial and industrial cooling and cogeneration systems. Since 2000 he has also been a Partner and President of Alexandros Partners LLC, a financial advisory firm providing consulting services to early stage entrepreneurial ventures, and since 2009, the Treasurer of Ilios Inc., an affiliate of the company, which is a high-efficiency heating products company. Mr. Loumidis was previously with Thermo Electron Corporation, which is now Thermo Fisher Scientific (NYSE: TMO), where he held various positions including National Sales Manager for Thermo Capital Financial Services, Manager of Investor Relations and Manager of Business Development of Tecomet, a subsidiary of Thermo Electron. Mr. Loumidis is a FINRA registered representative, holds a bachelor’s degree in business administration from the American College of Greece in Athens and a master’s degree in business administration from Northeastern University.

There are no family relationships among our executive officers. Each executive officer is elected or appointed by, and serves at the discretion of, our Board. The elected officers of the company will hold office until their successors are duly elected and qualified, or until their earlier resignation or removal.

Executive Compensation

The following table sets forth the compensation of our named executive officers, which consist of our chief executive officer and by other executive officers during the fiscal year ended December 31, 2010.

SUMMARY COMPENSATION TABLE

				Stock	Option	All other
Name and principal position	Year	Salary ($)	Bonus ($)	awards ($)	awards ($)	compensation ($)(1)	Total ($)

John N. Hatsopoulos	2010	1	-	-	-	-	1
Chief Executive Officer	2009	1	-	-	-	-	1

Barry J. Sanders	2010	211,593	-	-	-	372	211,965
President and Chief Operating Officer	2009	205,430	-	-	-	372	205,802

Anthony S. Loumidis (2)	2010	180,950	-	-	-	372	181,322
Chief Financial Officer and Treasurer	2009	175,680	-	-	-	372	176,052

(1)	Consists of group life insurance of $372.
(2)	Anthony S. Loumidis devotes 50% of his business time to the affairs of GlenRose Instruments Inc., and 50% of his salary is reimbursed by GlenRose Instruments Inc.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the outstanding equity awards held by each named executive officer as of December 31, 2010. During June 2010, Anthony S. Loumidis exercised 25,000 stock options for an aggregate value received of $69,944, the difference between the actual price at which the exercised shares were sold and the exercise price of the options. Our other named executive officers did not exercise any options during the fiscal year ended December 31, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option awards				Stock awards
	Number of	Number of
	securities	securities			Number of	Market value
	underlying	underlying			shares	of shares
	unexercised	unexercised	Option	Option	of stock	of stock
	options (#)	options (#)	exercise	expiration	that have	that have
Name	exercisable	unexercisable	price ($)	date	not vested (#)	not vested ($)(1)

John N. Hatsopoulos	-	-	-	-	-	-
Barry J. Sanders (2)(3)	320,000	-	0.07	12/10/2011	50,000	138,500
Barry J. Sanders (4)	50,000	-	0.70	3/14/2015	-	-
Barry J. Sanders (5)	288,000	432,000	0.90	12/18/2017	-	-
Anthony S. Loumidis (6)(7)	95,000	-	0.70	9/29/2015	10,000	27,700
Anthony S. Loumidis (8)	100,000	150,000	0.90	12/18/2017	-	-

(1)	Market value of shares of stock that have not vested is computed on the closing market price of the company’s common stock at December 31, 2010, which was $2.77 per share.
(2)
Includes stock option award for 320,000 shares of common stock granted on December 10, 2001, with 25% of the shares vesting on December 10, 2002 and then an additional 25% of the shares on each of the subsequent three anniversaries thereafter, subject to Mr. Sander’s continued employment and subject to acceleration of vesting upon a change in control.

(3)	Includes restricted stock to purchase shares of common stock at a purchase price of $.001 per share granted on February 20, 2007, with 50,000 of the shares vesting on January 2, 2011.
(4)
Includes stock option award for 50,000 shares of common stock granted on March 14, 2005, with 25% of the shares vesting on March 14, 2006 and then an additional 25% of the shares on each of the subsequent three anniversaries thereafter, subject to Mr. Sander’s continued employment and subject to acceleration of vesting upon a change in control.

(5)
Includes stock option award for 720,000 shares of common stock granted on December 18, 2007, with 10% of the shares vesting on December 31, 2007 and then an additional 10% of the shares on each of the subsequent nine anniversaries thereafter, subject to Mr. Sander’s continued employment and subject to acceleration of vesting upon a change in control.

(6)
Includes stock option award for 100,000 shares of common stock granted on September 29, 2005, with 25% of the shares vesting on September 29, 2006 and then an additional 25% of the shares on each of the subsequent three anniversaries thereafter, subject to Mr. Loumidis continued employment and subject to acceleration of vesting upon a change in control.

(7)	Includes restricted stock to purchase shares of common stock at a purchase price of $.001 per share granted on February 20, 2007, with 10,000 of the shares vesting on January 2, 2011.
(8)
Includes stock option award for 250,000 shares of common stock granted on December 18, 2007, with 10% of the shares vesting on December 31, 2007 and then an additional 10% of the shares on each of the subsequent nine anniversaries thereafter, subject to Mr. Loumidis continued employment and subject to acceleration of vesting upon a change in control.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

None of our executive officers has an employment contract or change-in-control arrangement, other than stock and option awards that contain certain change-in-control provisions such as accelerated vesting due to acquisition. In the event an acquisition that is not a private transaction occurs while the optionee maintains a business relationship with the company and the option has not fully vested, the option will become exercisable for 100% of the then number of shares as to which it has not vested and such vesting to occur immediately prior to the closing of the acquisition.

The stock and option awards that would vest for each named executive if a change-in control were to occur are disclosed under our Outstanding Equity Awards at Fiscal Year-End Table. Specifically, as of December 31, 2010, Mr. Barry J. Sanders had 432,000 stock options and 50,000 shares of restricted stock that had not vested and Anthony S. Loumidis had 150,000 stock options and 10,000 shares of restricted stock that had not vested.

Our stock and option awards contain certain change-in-control provisions. Descriptions of those provisions are set forth below:

Stock Awards Change in Control Definition

Change in Control shall mean (a) the acquisition in a transaction or series of transactions by any person (such term to include anyone deemed a person under Section 13(d)(3) of the Exchange Act), other than the company or any of its subsidiaries, or any employee benefit plan or related trust of the company or any of its subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the company entitled to vote generally in the election of directors; provided a Change in Control shall not occur solely as the result of an Initial Public Offering or (b) the sale or other disposition of all or substantially all of the assets of the company in one transaction or series of related transactions.

Option Awards Change in Control Definition

Accelerated vesting due to acquisition. In the event an acquisition that is not a private transaction occurs while the optionee maintains a business relationship with the company and this option has not fully vested, this option shall become exercisable for 100% of the then number of Shares as to which it has not vested, such vesting to occur immediately prior to the closing of the Acquisition.

Definitions. The following definitions shall apply: Acquisition means (1) the sale of the company by merger in which the shareholders of the company in their capacity as such no longer own a majority of the outstanding equity securities of the company (or its successor); or (2) any sale of all or substantially all of the assets or capital stock of the company (other than in a spin-off or similar transaction) or (3) any other acquisition of the business of the company, as determined by the Board. Business relationship means service to the company or its successor in the capacity of an employee, officer, director or consultant. Private transaction” means any acquisition where the consideration received or retained by the holders of the then outstanding capital stock of the company does not consist of (1) cash or cash equivalent consideration, (2) securities which are registered under the Securities the Securities Act of 1933, as amended, or any successor statute and/or (3) securities for which the company or any other issuer thereof has agreed, including pursuant to a demand, to file a registration statement within ninety (90) days of completion of the transaction for resale to the public pursuant to the Securities Act of 1933, as amended.

Director Compensation

Each director who is not also one of our employees will receive a fee of $500 per day for service on our Board, or a fee of $500 per day for serving on each of the Audit, Compensation, or Nominating and Governance Committees. Non-employee directors also will be eligible to receive stock or options awards under our equity incentive plan.

We reimburse all of our non-employee directors for reasonable travel and other expenses incurred in attending Board and committee meetings. Any director who is also one of our employees receives no additional compensation for serving as a director.

The following table sets forth information with respect to director compensation for the fiscal year ended December 31, 2010.

DIRECTOR COMPENSATION TABLE

	Fees earned or	Stock	All other
Name	paid in cash ($)	awards ($)(1)	compensation ($)	Total ($)

George N. Hatsopoulos	-	-	-	-
John N. Hatsopoulos	-	-	-	-
Earl R. Lewis	3,500	-	-	3,500
Charles T. Maxwell	3,000	-	-	3,000
Deanna M. Petersen (2)	1,000	117,313	-	118,313
Francis A. Mlynarczyk, Jr. (3)	1,000	118,715	-	119,715

(1)
Dollar amounts shown for stock awards do not reflect compensation actually received by the directors. Instead, the amounts shown reflect the expense recognized by us in fiscal year 2010 for stock awards as determined pursuant to the company’s stock compensation policies.

(2)
Includes stock option award for 100,000 shares of common stock granted on May 27, 2010, with 25% of the shares vesting on May 27, 2011 and then an additional 25% of the shares on each of the subsequent three anniversaries thereafter, provided that Ms. Petersen serves as a director or consultant to the company and subject to acceleration of vesting upon a change in control.

(3)
Includes stock option award for 100,000 shares of common stock granted on September 7, 2010, with 25% of the shares vesting on September 7, 2011 and then an additional 25% of the shares on each of the subsequent three anniversaries thereafter, provided that Mr. Mlynarczyk serves as a director or consultant to the company and subject to acceleration of vesting upon a change in control.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes the outstanding equity awards held by each director as of December 31, 2010.

	Option awards (1)				Stock awards
	Number of	Number of
	securities	securities			Number of	Market value
	underlying	underlying			shares	of shares
	unexercised	unexercised	Option	Option	of stock	of stock
	options (#)	options (#)	exercise	expiration	that have	that have
Name	exercisable	unexercisable	price ($)	date	not vested (#)	not vested ($)(2)

Earl R. Lewis (3)(4)	100,000	-	0.70	12/22/2015	25,000	69,250
Charles T. Maxwell (5)(6)	100,000	-	0.07	12/10/2011	25,000	69,250

(1)
As of May 27, 2011, the company additionally granted (a) to Deanna M. Peterson, a stock option award for 100,000 shares of common stock granted on May 27, 2010, with 25% of the shares vesting on May 27, 2011 and then an additional 25% of the shares on each of the subsequent three anniversaries thereafter, provided that Ms. Petersen serves as a director or consultant to the company and subject to acceleration of vesting upon a change in control; and (b) to Francis A. Mlynarczyk, Jr., a stock option award for 100,000 shares of common stock granted on September 7, 2010, with 25% of the shares vesting on September 7, 2011 and then an additional 25% of the shares on each of the subsequent three anniversaries thereafter, provided that Mr. Mlynarczyk serves as a director or consultant to the company and subject to acceleration of vesting upon a change in control.

(2)	Market value of shares of stock that have not vested is computed on the closing market price of the company’s common stock at December 31, 2010, which was $2.77 per share.
(3)
Includes stock option award granted on December 22, 2005, with 25% of the shares vesting on December 22, 2006 and then an additional 25% of the shares on each of the subsequent three anniversaries thereafter, provided that Mr. Lewis serves as a director or consultant to the company.

(4)	Includes restricted stock to purchase shares of common stock at a purchase price of $.001 per share granted on February 20, 2007, with 25,000 of the shares vesting on January 2, 2011.
(5)
Includes stock option award granted on December 10, 2001, with 25% of the shares vesting on December 10, 2002 and then an additional 25% of the shares on each of the subsequent three anniversaries thereafter, provided that Mr. Maxwell serves as a director or consultant to the company.

(6)	Includes restricted stock to purchase shares of common stock at a purchase price of $.001 per share granted on February 20, 2007, with 25,000 of the shares vesting on January 2, 2011.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the officers and directors of the company, and persons who own 10% or more of any class of equity interests in the company, to report their beneficial ownership of equity interests in the company to the SEC. Their initial reports are required to be filed using the SEC’s Form 3, and they are required to report subsequent purchases, sales and other changes using the SEC’s Form 4, which must be filed within two days of most transactions.  Officers, directors and shareholders owning more than 10% of any class of equity interests in the company are required by SEC regulations to furnish us with copies of all reports they file pursuant to Section 16(a). Based solely on our review of the copies of these reports furnished to us or written representations that no such reports were required, we believe that, during 2010, all filing requirements under 16(a) of the Exchange Act applicable to our executive officers, directors and greater that 10% shareholders were timely met.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2010, regarding common stock that may be issued under the company’s equity compensation plans. Information is included for both equity compensation plans approved by the company’s stockholders and not approved by the company’s stockholders (which date back to before the company became a reporting company under the Exchange Act).

	Number of securities		Number of securities remaining
	to be issued upon	Weighted-average	available for future issuance
	exercise of	exercise price of	under equity compensation plans
	outstanding options,	outstanding options,	(excluding securities reflected in
Plan category	warrants and rights	warrants and rights	second column)

Equity compensation plans
approved by security holders	2,428,375	$0.97	761,250

Equity compensation plans
not approved by security holders	-	-	-
Total	2,428,375	$0.97	761,250

In December 2010, our management conducted an assessment of the risks associated with our compensation policies and practices. This process included a review of our compensation programs, a discussion of the types of practices that could be reasonably likely to create material risks, and an analysis of the potential effects on the company on related risks as a whole.

Although we reviewed all of our compensation programs, we paid particular attention to programs involving incentive-based payouts and programs that involve our executive officers. During the course of our assessment, we consulted with the Compensation Committee of our Board of Directors.

We believe that our compensation programs are designed to create appropriate incentives without encouraging excessive risk taking by our employees. In this regard, our compensation structure contains various features intended to mitigate risk. For example:

•	None of our executive officers receives any performance-based compensation or incentive payments.

•
A portion of the compensation package for our sales-based employees consists of commissions for units sold and installed, which package is designed to link an appropriate portion of compensation to long-term performance, while providing a balanced compensation model overall.

•
The Compensation Committee oversees our compensation policies and practices and is responsible for reviewing and approving executive compensation, annual incentive compensation plans applicable to sales employees and other compensation plans.

Our Compensation Committee, in its evaluation, determined that the company does not employ any compensation plans or practices that create incentives for employees to deliver short-term profits at the expense of generating systematic risks for the company. Based on this and the assessment described above, we have concluded that the risks associated with our compensation policies and practices are not reasonably likely to have a material adverse effect on the company.

Certain Relationships and Related Party Transactions

The company purchases the majority of its cogeneration units from Tecogen Inc., or Tecogen, an affiliate company sharing similar ownership. In addition, Tecogen pays certain operating expenses, including benefits and payroll, on behalf of the company and the company leases office space from Tecogen. These costs were reimbursed by the company. Tecogen has a sublease agreement for the office building, which expires on March 31, 2014.

In January 2006, the company entered into the 2006 Facilities, Support Services and Business Agreement, or the Agreement, with Tecogen, to provide the company with certain office and business support services for a period of one year, renewable annually by mutual agreement. Under the current amendment to the Agreement, Tecogen provides the company with office space and utilities at a monthly rate of $5,793.

The company has sales representation rights to Tecogen’s products and services. In New England, the company has exclusive sales representation rights to Tecogen’s cogeneration products. The company has granted Tecogen sales representation rights to its On-Site Utility energy service in California.

On February 15, 2007, the company loaned Peter Westerhoff, the noncontrolling interest partner in American DG New York, LLC, or ADGNY, $20,000 by signing a two year loan agreement earning interest at 12% per annum. On April 1, 2007, the company loaned an additional $75,000 to the same noncontrolling partner by signing a two year note agreement earning interest at 12% per annum, and on May 16, 2007, the company loaned an additional $55,000 to the same partner by signing a two year note agreement under the same terms.  On October 11, 2007, the company extended to the noncontrolling interest partner a line of credit of $500,000. At December 31, 2009, $370,400 was outstanding and due to the company by the noncontrolling interest partner in ADGNY under the outstanding agreements. All notes were classified in the Due from related party account in the December 31, 2009 balance sheet and were secured by the partner’s noncontrolling interest. Effective April 1, 2009 the company reached an agreement with the noncontrolling interest partner in ADGNY to purchase its interest in the Riverpoint location. As a result of this transaction, the company owns 100% of that location and the noncontrolling interest partners’ share of that location was applied to his outstanding debt to the company related to the above mentioned loan agreements and line of credit. Additionally, in 2009 ADGNY financed capital improvements at several projects, which per project agreements was the responsibility of the noncontrolling interest partner. This further reduced the noncontrolling interest partner’s noncontrolling interest in ADGNY. In March 2010, the company reached an agreement with the noncontrolling interest partner to reduce his debt by a non-cash amount of $124,111 in return for a decrease in the noncontrolling interest partner’s economic position by 5%. The result of these transactions appears as “Ownership changes to noncontrolling interests” in the consolidated statement of stockholder’s equity for the year ended December 31, 2010 included in our 2010 Annual Report. In September 2010, the company loaned an additional $135,000 to the noncontrolling partner by signing an eighteen month note agreement earning interest at 12% per annum. At December 31, 2010, $52,432 was outstanding and due to the company under the combination of the above and is recorded under “Due from related party” in the balance sheet included in our 2010 Annual Report.

On October 22, 2009, the company signed a five-year exclusive distribution agreement with Ilios Dynamics, a subsidiary of Tecogen. Under terms of the agreement, the company has exclusive rights to incorporate Ilios Dynamics’ ultra-high-efficiency heating products in its energy systems throughout the European Union and New England. The company also has non-exclusive rights to distribute Ilios Dynamics’ product in the remaining parts of the United States and the world in cases where the company retains ownership of the equipment for its On-Site Utility business.

On December 17, 2009, the company entered into a revolving line of credit agreement, or the agreement, with John N. Hatsopoulos, the company’s Chief Executive Officer. Under the terms of the agreement, during the period extending to December 31, 2012, Mr. Hatsopoulos will lend to the company on a revolving line of credit basis a principal amount up to $5,000,000. All sums advanced pursuant to this agreement shall bear interest from the date each advance is made until paid in full at the Bank Prime Rate as quoted from time to time in the Wall Street Journal plus 1.5% per year. Interest shall be due and payable quarterly in arrears and prepayment of principal, together with accrued interest, may be made at any time without penalty. Also, under the terms of the agreement, the credit line from Mr. Hatsopoulos will be used solely in connection with the development and installation of current and new energy systems such as cogeneration systems and chillers and not for general corporate purposes including operational expenses such as payroll, maintenance, travel, entertainment, or sales and marketing. As of December 31, 2010, the company had drawn $2,400,000 of the revolving line of credit recorded as “Due to related party” in the balance sheet included in our 2010 Annual Report.

On January 4, 2010, the company entered into an agreement with Nettlestone Enterprises Limited (formerly known as Codale Ltd.), whereby Nettlestone Enterprises Limited provided the company an amount up to two hundred fifty thousand British Pounds sterling (£250,000) to cover expenses incurred in connection with an investigation and research effort for the development of the company’s business in European markets. Expenses relating to this investigation will be incurred over a period of up to one year and in consideration for the funds provided to the company, when the company forms a new subsidiary, Nettlestone Enterprises Limited will be entitled to an equity interest in such subsidiary equal to 10% of the equity thereof. In July 2010, the company established EuroSite Power Inc., or EuroSite Power, to introduce the company’s On-Site Utility solution into the European market and Nettlestone Enterprises Limited invested $5,000 in exchange for 5 million shares in EuroSite Power.

The company’s Chief Financial Officer devotes approximately half of his business time to the affairs of GlenRose Instruments Inc., or GlenRose, and 50% of his salary is reimbursed by GlenRose Instruments Inc. Also, the company’s Chief Executive Officer is the Chairman of the Board and a significant investor in GlenRose and does not receive a salary, bonus or any other compensation from GlenRose.

Code of Business Conduct and Ethics

The company has adopted a code of business conduct and ethics that applies to the company’s Chief Executive Officer and Chief Financial Officer. The company’s  code of business conduct and ethics promotes honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that the company files with, or submits to, the SEC and in other public communications made by the company; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of violations of the code of business conduct and ethics to an appropriate person or persons identified in the code of business conduct and ethics; and accountability for adherence to the code of business conduct and ethics. The company’s code of business conduct and ethics is available on the company’s website at www.americandg.com, or can be obtained by contacting Anthony S. Loumidis, Chief Financial Officer, American DG Energy Inc., 45 First Avenue, Waltham, Massachusetts, 02451, telephone number (781) 622-1117.

PROPOSAL 2

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Caturano acted as the company’s independent auditor continuously since 2006 and up until September 16, 2010. Caturano was acquired in 2010 by McGladrey and in connection with the acquisition Caturano resigned on September 16, 2010 as the Company’s independent auditors for the fiscal year ended December 31, 2010. On September 16, 2010, the company’s audit committee appointed McGladrey as the company’s independent registered public accounting firm for the fiscal year ended December 31, 2010. No independent auditor has yet been selected by the Audit Committee to perform the audit function for the fiscal year ending December 31, 2011. It is expected that the Audit Committee will approve the engagement of an independent auditor as soon as practicable.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of the company’s common stock represented in person or by proxy at the Annual Meeting is required to approve the proposal to ratify the appointment of McGladrey as our independent registered public accounting firm for the fiscal year ended December 31, 2011.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the ratification of the appointment of McGladrey as our independent registered public accounting firm for the fiscal year ended December 31, 2011.

Fees Paid to Principal Accountants

The following table summarizes fees billed to the company by Caturano for 2009 and McGladrey for 2010 for professional services rendered for each of the last two fiscal years of the company.

	2010	2009
Audit Fees	$94,760	$117,167
Audit-Related Fees	29,000	14,537
Tax Fees	21,500	25,000
All Other Fees	-	-
Total	$145,260	$156,704

Audit Fees. The audit fees consist of aggregate fees billed for professional services rendered by the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports.

Audit-Related Fees. The audit-related fees consist of aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees. Tax fees consist of aggregate fees billed for professional services for tax compliance, tax advice and tax planning. These services included assistance regarding federal and state tax compliance, and tax audit defense.

All Other Fees. Fees are billed for professional services rendered in connection with the company’s annual report on Form 10-K are included in All Other Fees.

Audit Pre-Approval of Policies and Procedures

The Audit Committee’s current policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Audit Committee Approval of Fees

Our Audit Committee approved all audit related fees, tax fees and all other fees listed above provided by McGladrey to us during the last two fiscal years of the company.

REPORT OF AUDIT COMMITTEE

The purpose of the Audit Committee is to assist the Board in its oversight of (a) the integrity of the company’s financial statements; (b) the qualifications and independence of the company’s independent registered public accounting firm; (c) the performance of the independent registered public accounting firm; and (d) the company’s compliance with legal and regulatory requirements. Management has primary responsibility for the financial statements, reporting process and internal controls. The company’s independent registered public accounting firm is responsible for auditing the financial statements in accordance with generally accepted auditing standards and issuing an opinion as to whether the company’s financial statements are, in all material respects, presented fairly in conformity with generally accepted accounting principles. The Audit Committee operates according to a written charter that is available on the company’s website at www.americandg.com under the “Investors, Corporate Governance” headings.

The Audit Committee’s duties and responsibilities are outlined in its charter and include, among other things, (1) the review of the company’s financial statements and the independent audit process; (2) the review of critical accounting policies and practices used by the company; (3) the effect of any proposed changes in accounting principles or practices upon the company; (4) the consideration and review of the company’s assessment of the effectiveness of its internal accounting controls; and (5) the selection, retention and termination of the company’s independent registered public accounting firm. In addition, the committee reviews with management and the company’s independent registered public accounting firm the financial statements to be included in the company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, including the “Management’s Discussion and Analysis” section thereof, and those matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, as amended by SAS No. 90, Communication with Audit Committees (“SAS No. 61”).

Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, the Audit Committee reviewed and discussed management’s evaluation of the company’s system of internal control over financial reporting. As part of this process, the Audit Committee examined management’s progress in testing and evaluating the system of internal control over financial reporting and was provided periodic updates from management on the status of such testing and evaluation. The Audit Committee reviewed and discussed with management the effectiveness of the company’s internal control over financial reporting as well as management’s report.

In fulfilling its responsibilities, the Audit Committee has reviewed and discussed with the company’s independent registered public accounting firm, McGladrey, and management, the company’s audited consolidated financial statements for the fiscal year ended December 31, 2010. The Audit Committee has also discussed with the independent registered public accounting firm such matters as are required to be discussed with the Audit Committee by SAS No. 61. In addition, the committee has received written disclosures and a letter from the independent registered public accounting firm as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm their independence.

Based upon the Audit Committee’s review and discussion of the foregoing information and in accordance with the provisions of its charter, the Audit Committee recommended to the Board that the consolidated financial statements of the company for the fiscal year ended December 31, 2010, as audited by McGladrey, be included in the company’s annual report on Form 10-K for the fiscal year ended December 31, 2010, and filed with the SEC. The Audit Committee’s recommendations were made to the Board and, after due consideration, were approved as presented.

The Audit Committee

Earl R. Lewis
Charles T. Maxwell
Deanna M. Petersen

The foregoing Audit Committee Report, or the Report, shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in any previous or future documents filed by the company with the SEC under the Securities Act of 1933 or the Exchange Act, except to the extent that the company specifically incorporates the Report by reference in any such document.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the company consistent with Rule 14a-8 promulgated under the Exchange Act and the Amended and Restated Bylaws of the company, which may be amended from time to time. Proposals of stockholders intended to be presented at the company's next annual meeting of stockholders in 2012 must be received by the company (Attention: Corporate Secretary, at the principal offices of the company) no later than January 27, 2012, for inclusion in the company's proxy statement and form of proxy for that meeting; provided, however, if a stockholder wishes to make a nomination for election to the Board, such proposal must be received by the company on or between January 27, 2012 and February 24, 2012 and must comply with the notice procedures set forth in the Amended and Restated Bylaws, which is posted on our website at www.americandg.com. If you intend to present a proposal at our 2012 annual meeting, but you do not intend to have it included in our 2012 proxy statement, you must provide written notice of the stockholder proposal to the company (Attention: Corporate Secretary, at the principal offices of the company) no later than February 24, 2012.

ANNUAL REPORT

A copy of our Annual Report to Shareholders for the fiscal year ended December 31, 2010, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

ANNUAL REPORT ON FORM 10-K

WE WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010, AS FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-K. WE WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-K AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER OF AMERICAN DG ENERGY INC., 45 FIRST AVENUE, WALTHAM, MASSACHUSETTS 02451. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF APRIL 15, 2011, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2011 ANNUAL MEETING OF SHAREHOLDERS.

OTHER MATTERS

The Board does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Annual Meeting. Should any other matters be properly presented, the Proxy Agents will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

Copies of the company's recent reports on Form 10-K and Form 10-Q as filed with the SEC will be provided to stockholders without charge upon written or oral request to Anthony S. Loumidis, Chief Financial Officer, American DG Energy Inc., 45 First Avenue, Waltham, Massachusetts, 02451 telephone number (781) 622-1117. Copies of our Exchange Act reports are also posted on our website at www.americandg.com.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering a single annual report and proxy statement addressed to those security holders. This process, which is commonly referred to as “householding”, potentially means extra convenience for security holders and cost savings for companies.

This year, brokers with account holders who are the company’s stockholders may be “householding” our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report and proxy statement or, if you think that you are eligible for “householding” and would like to request a single copy of the annual report and proxy statement for all of the security holders sharing your same address, please notify your broker and direct your request to Anthony S. Loumidis, Chief Financial Officer, American DG Energy Inc., 45 First Avenue, Waltham, Massachusetts, 02451 telephone number (781) 622-1117.

By Order of the Board,

John N. Hatsopoulos
Chief Executive Officer

April 27, 2011
Waltham, Massachusetts

ANNUAL MEETING OF SHAREHOLDERS OF
AMERICAN DG ENERGY INC.
May 26, 2011

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

The Board of Directors recommends a vote FOR Proposals 1 and 2. To vote in accordance with the Board of Directors recommendations, just sign below - no boxes need to be checked.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.	To elect five (5) directors of the company to serve a term of one (1) year or until their successors are duly elected and qualified:

Nominees:
George N. Hatsopoulos	☐
John N. Hatsopoulos	☐
Earl R. Lewis	☐
Charles T. Maxwell	☐
Deanna M. Peterson	☐
Francis A. Mlynarczyk, Jr.	☐

Nominees:
FOR ALL NOMINEES	☐
WITHHOLD AUTHORITY FOR ALL NOMINEES	☐
FOR ALL EXCEPT (see instructions below)	☐

Instruction: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold, as shown here.

2.
To ratify the selection by the Audit Committee of our Board of Directors of the firm of McGladrey & Pullen, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

FOR	☐
AGAINST	☐
ABSTAIN	☐

Unless otherwise specified by the undersigned, this proxy will be voted FOR all nominees for Director and for Proposal  2 and also will be voted by the proxy holders at their discretion as to any other matters properly transacted at the Annual Meeting or any postponement or adjournment thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Signature __________________ Signature  __________________Date: ___________________, 2011

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in the partnership’s name by an authorized partner.

PROXY FORM

AMERICAN DG ENERGY INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy for the Annual Meeting of Shareholders,
May 26, 2011 at 1:00 P.M.

The undersigned hereby constitutes and appoints John N. Hatsopoulos, Barry J. Sanders and Anthony S. Loumidis, or any one of them (with full power to act alone), as Proxies of the undersigned, with full power of substitution, to vote all of the common stock of American DG Energy Inc. which the undersigned has the full power to vote at the Annual Meeting of Shareholders of American DG Energy Inc. to be held at the corporate headquarters of American DG Energy Inc. at 45 First Avenue, Waltham, Massachusetts, on Thursday, May 26, 2011 at 1:00 p.m., and at any adjournments thereof, in the transaction of any business which may come before said meeting, with all the powers the undersigned would possess if personally present and particularly to vote each matter set forth on the reverse side, all as in accordance with the Notice of Annual Meeting and Proxy Statement furnished with this Proxy.

(Continued, and to be marked, dated and signed, on the other side)